SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          October 19, 1999



                                MATTEL, INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
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                                   N/A
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       (Former name or former address, if changed since last report)

Item 5.         Other Events
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                Mattel, Inc. hereby incorporates by reference herein its press release dated October 4, 1999 regarding the impact of Learning Company issues on Mattel's third quarter 1999 earnings, a copy of which is included as Exhibit 99.0 attached hereto.


Item 7.         Financial Statements and Exhibits
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        (a)     Financial statements of businesses acquired:  None

        (b)     Pro forma financial information:  None

        (c)     Exhibits:

                99.0  Press release dated October 04, 1999

                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Robert Normile
                                                  -------------------------
                                                  Robert Normile
                                                  Senior Vice President,
                                                  General Counsel and
                                                  Secretary
        Date: October 19, 1999
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